Exhibit 10.1

SONDER HOLDINGS INC.
2023 KEY EXECUTIVE CHANGE IN CONTROL AND SEVERANCE PLAN
(EFFECTIVE SEPTEMBER 12, 2023)
1. INTRODUCTION. This Sonder Holdings Inc. 2023 Key Executive Change in Control and Severance Plan (the “Plan”) has been established by Sonder Holdings Inc., a Delaware corporation (the “Company”), effective as of September 12, 2023 (the “Effective Date”), in order to provide specified severance pay and other benefits to eligible employees of the Employer (as defined below) who both (a) incur qualifying terminations of employment, and (b) otherwise satisfy the terms and conditions of participation in, and receipt of such pay and benefits, as set forth in the Plan. This Plan applies to all Eligible Employees who became a Tier 1, Tier 2, or Tier 3 Executive on or after May 1, 2023.
2. DEFINITIONS. For purposes of the Plan, the following capitalized words and phrases are defined as follows:
(a) “Administrator” means the “administrator” of the Plan, as defined in Section 3(16)(A) of ERISA. As of the Effective Date, the Administrator is the Compensation Committee of the Board or such other committee of members of the Board or officers or employees of an Employer duly authorized by the Board. The Board may at any act as the Administrator, in whole or in part, notwithstanding that the Board has previously appointed a committee to act as the Administrator.
(b) “Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
(c) “Board” means the Board of Directors of the Company.
(d) “Cause” means, with respect to a Participant, the Participant’s (i) willful violation of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, in any case without advance consultation and approvals consistent with Company controls; (ii) conviction for, or plea of no contest to, a felony or a crime involving moral turpitude; (iii) commission of an act of personal dishonesty that results in the personal enrichment of the Participant (excluding inadvertent acts that are promptly cured following written notice to the Participant); (iv) failure to substantially perform the Participant’s lawful duties of employment (including, but not limited to, compliance with written policies of the Employer and written agreements with the Employer), but only after the Employer has delivered a written demand for performance to the Participant that describes the basis for the Employer’s belief that the Participant has not substantially performed the Participant’s duties and the Participant has not cured within a period of fifteen (15) days following notice if such failure is capable of cure in the judgment of the Employer; (v) willful failure (other than due to physical incapacity) to cooperate with an investigation by a governmental authority or the Employer of the Employer’s or Company’s business or financial condition; (vi) other willful misconduct or gross negligence that is injurious to the financial condition or business reputation of the Company or the Parent or Subsidiary of the Company; or (vii) breach of fiduciary duty to the Employer.
(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(ii) a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert;
(iii) the sale, lease, transfer or other disposition by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or
(iv) the replacement of a majority of the members of the Board during any period of twelve (12) consecutive months by directors whose appointment or election was not endorsed by a majority of the members of the Board before the date of the appointment or election.
Notwithstanding the foregoing, the following transactions will not constitute a Change in Control: (A) the closing of the Company’s first public offering pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, or (B) any transaction the sole purpose of which is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. To the extent required to avoid the imposition of the tax under Section 409A of the

Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(f) “Change in Control Period” means the time period beginning on the date that is three (3) months prior to a Change in Control and ending on the date that is twelve (12) months following a Change in Control.
(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a specific section of the Code includes such section, any valid regulation or other applicable guidance that has been promulgated under such section and is in effect, and any comparable provision of any future legislation amending, supplementing or superseding such section.
(h) “Disability” means “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The Administrator will determine whether or not a Participant has incurred a Disability based on such evidence as the Administrator deems necessary or advisable.
(i) “Eligible Employee” means a member of a “select group of management or highly compensated employees” (within the meaning of Sections 201(a), 301(a)(3) and 401(a)(1) of ERISA) of an Employer who has been designated by the Administrator as being eligible to participate in the Plan and has been provided a Participation Agreement by the Administrator.
(j) “Employer” means, with respect to a Participant, the Company or the Parent or Subsidiary of the Company that directly employs the Participant.
(k) “Equity Award” means any Company equity compensation award that has been granted to a Participant other than in connection with any bonus awarded to the Participant by the Employer or an Affiliate.

(l) “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended. Any reference to a specific section of ERISA includes such section, any valid regulation or other applicable guidance that has been promulgated under such section and is in effect, and any comparable provision of any future legislation amending, supplementing or superseding such section.
(m) “Good Reason Termination” means the voluntary termination of employment with the Employer by a Participant resulting in the Participant’s Separation from Service after one or more of the following is undertaken (through a single action or series of actions) without the Participant’s written consent: (i) a material reduction in the Participant’s annual base salary or target annual cash bonus, if any, as in effect immediately before the occurrence of the event other than a one-time reduction of fifteen percent (15%) or less that is applicable to substantially all other similarly-situated executives; (ii) the assignment to the Participant of any authority, duties or responsibilities or the reduction of the Participant’s authority, duties or responsibilities, either of which results in a material diminution in the Participant’s authority, duties or responsibilities at the Employer as in effect immediately before the occurrence of the event (for example, but not by way of limitation, the Participant not having the same authority, duties or responsibilities with respect to the combined entity following a Change in Control); or (iii) a non-temporary relocation of the Participant’s principal work location to a location that results in a new one-way commute from the Participant’s principal residence that is more than thirty-five (35) miles greater than the Participant’s one-way commute before the change in principal work location. Notwithstanding any contrary provision of clause (ii) of the preceding sentence, outside of a Change in Control Period, the text of clause (ii) shall be replaced with the following: “the assignment of the Participant to a role at the Employer or an Affiliate that is not of reasonably comparable or greater status or importance as compared with the status or importance of the role assigned to the Participant before the new assignment;”. In addition, an event or action will not give the Participant grounds to voluntarily terminate employment as a Good Reason Termination unless (A) the Participant gives the Company written notice within sixty (60) days after the Participant knows or should know of the initial existence of such event or action, (B) such event or action is not reversed, remedied or cured, as the case may be, by the Employer as soon as possible but in no event later than thirty (30) days of receiving such written notice from the Participant, and (C) the Participant terminates employment within sixty (60) days following the end of the cure period.
(n) “Involuntary Termination Without Cause” means a Participant’s involuntary termination of employment by the Employer resulting in the Participant’s Separation from Service for a reason other than death, Disability or Cause.
(o) “Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interest that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).
(p) “Participant” means an Eligible Employee who has timely and properly executed and returned the Participant’s Participation Agreement to the Administrator, as set forth therein.
(q) “Participation Agreement” means the individual agreement provided by the Administrator to an Eligible Employee designating the Eligible Employee as such for purposes of the Plan; provided, however, that, after a Participation Agreement has been entered into between a Participant and the Employer, it may be modified only by a supplemental written agreement executed by both the Participant and the Employer. A Participant’s Severance Benefit levels will be determined by the Administrator, in its sole discretion, and reflected in the Participation Agreement. Forms of Participation Agreements for Tier 1 Executives, Tier 2 Executives and Tier 3 Executives are attached hereto as EXHIBIT A, EXHIBIT B, AND EXHIBIT C, respectively.
(r) “Qualifying Termination” means either an Involuntary Termination Without Cause or a Good Reason Termination, as applicable.
(s) “Separation from Service” means a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any permissible alternative definition of “termination of employment” thereunder.

(t) “Severance Benefits” means the compensation and other benefits that a Participant will be provided under the Plan in the circumstances described in Section 4 or Section 5, as applicable.
(u) “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.
(v) “Tier 1 Executive” means the Chief Executive Officer of the Company.
(w) “Tier 2 Executive” means an employee of an Employer who is a “Chief”-level Officer, General Counsel, or Senior Vice President.
(x) “Tier 3 Executive” means an employee of an Employer who holds office at the level of Vice President.
3. CONDITIONS TO RECEIPT OF SEVERANCE BENEFITS. Notwithstanding any contrary Plan provision, as a condition to receiving any Severance Benefits, a Participant (or, after a Participant’s death, an authorized representative of the Participant’s estate) must comply with all of the provisions in this Section 3 and the other provisions of the Plan.
(a) Release Agreement. The Participant (or, after a Participant’s death, an authorized representative of the Participant’s estate) must timely sign, return and not revoke a separation and release of claims agreement in the form specified by the Company (the “Release”). The Release will not include any post-employment restrictions beyond any such restrictions that the Participant has previously agreed to in a written agreement or agreements with the Employer. In all cases, the Release must become effective and irrevocable no later than the sixtieth (60th) day following the Participant’s Qualifying Termination (the “Release Deadline Date”). Otherwise, the Participant will forfeit any right to receive any Severance Benefits. In no event will any Severance Benefits be paid or provided unless and until the Release becomes effective and irrevocable by the Release Deadline Date.
(b) Other Requirements. A Participant’s eligibility for and receipt of Severance Benefits will be subject to and conditioned upon the Participant continuing to comply with the provisions of the Participant’s Release, the terms of the Plan and the terms of any confidentiality, proprietary rights and non-solicitation agreement and any other written agreement or agreements between the Participant and the Employer under which the Participant has a duty or obligation to the Company or Employer. Any Severance Benefits will terminate immediately for a Participant if the Participant, at any time, violates any such agreement, the Participant’s Release and/or the terms of the Plan, and the Participant will be obligated to repay the Severance Benefits previously paid or provided to the Participant to the extent required by the Administrator or as otherwise provided in the Plan.

4. QUALIFYING TERMINATION OUTSIDE OF CHANGE IN CONTROL PERIOD.
(a) General. If, outside of a Change in Control Period, a Participant incurs a Qualifying Termination, then, subject to the other Sections of the Plan, the Participant will receive the following Severance Benefits, as applicable:
(i) Cash Severance Payments. The Participant will receive lump sum cash payment(s) equal to the amount(s) specified in the Participant’s Participation Agreement.
(ii) In-lieu of COBRA Benefit (US Only). If, on the day immediately before the Participant’s Qualifying Termination, the Participant and any qualifying spouse and/or other dependents of the Participant (“Family Members”) have coverage under group medical, dental and/or vision plan which is maintained by the Employer and is subject to the continuation requirements of the federal Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, or “COBRA” (“Qualifying Health Coverage”), the Participant will receive a lump sum cash payment in a total amount equal to the number of months of the Monthly COBRA Premium Amount (as defined below) specified in the Participant’s Participation Agreement. “Monthly COBRA Premium Amount” for purposes of the Plan means the applicable monthly premium cost that the Participant otherwise would be required to pay to continue Qualifying Health Coverage pursuant to COBRA, which amount will be determined based on the premium otherwise payable for the first month of such COBRA continuation coverage, including the two percent (2%)

administrative charge, if applicable. For the avoidance of doubt, any such payment will be made regardless of whether the Participant (and/or any Family Members) actually elect COBRA continuation coverage and will be subject to applicable withholdings.
(iii) Equity Awards. The Applicable Entity (as defined below) shall have the power and authority, in its sole discretion, to (A) accelerate and vest any or all of the Participant’s Equity Awards that are outstanding and unvested as of immediately before the Participant’s Qualifying Termination, and/or (B) extend the post-termination exercise period of any or all of the Participant’s Company stock options that are (1) outstanding and vested as of immediately before the Participant’s Qualifying Termination and/or (2) accelerated pursuant to clause (A) of this Section 4(a)(ii), subject, in each such case, to the terms and conditions approved by the Applicable Entity. “Applicable Entity” for purposes of the Plan means, in the case of a Participant who is an officer of the Company or other Employer who is subject to the ownership reporting requirements of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, the Board or the Compensation Committee of the Board, and, in the case of any other Participant, the Company’s Human Resources and Legal Departments.
(b) Timing of Payment or Provision of Severance Benefits. Provided that a Participant’s Release becomes effective and irrevocable by the Release Deadline Date and subject to and conditioned upon compliance with the other Sections of the Plan, the applicable Severance Benefits described in this Section will be paid or provided on the first business day following the Release Deadline Date (the “Payment Date”), except as otherwise specified in the Participant’s Participation Agreement.
5. QUALIFYING TERMINATION DURING CHANGE IN CONTROL PERIOD.
(a) General. If, during a Change in Control Period, a Participant incurs a Qualifying Termination, then, subject to the other Sections of the Plan, the Participant will receive the following Severance Benefits, as applicable:
(i) Cash Severance Payments. The Participant will receive lump sum cash payment(s) equal to the amount(s) specified in the Participant’s Participation Agreement.
(ii) In-lieu of COBRA Benefit (US Only). If, on the day immediately before the Participant’s Qualifying Termination, the Participant and any Family Members have Qualifying Health Coverage, the Participant will receive a lump sum cash payment in a total amount equal to the number of months of the Monthly COBRA Premium Amount specified in the Participant’s Participation Agreement. For the avoidance of doubt, any such payment will be made regardless of whether the Participant (and/or any Family Members) actually elect COBRA continuation coverage, and will be subject to applicable withholdings.
(iii) Equity Awards.
(A) Accelerated Vesting. The Participant’s Equity Awards, if any, which are outstanding and unvested as of immediately before the Participant’s Qualifying Termination, will accelerate and vest as to the amount(s) provided in the Participant’s Participation Agreement.
(B) Discretion to Extend Post-Termination Exercisability. The Applicable Entity shall have the power and authority, in its sole discretion, to extend the post-termination exercise period of any or all of the Participant’s Company stock options that are (1) outstanding and vested as of immediately before the Participant’s Qualifying Termination and/or (2) accelerated pursuant to clause (A) of this Section 5(a)(iii), subject, in each such case, to the terms and conditions approved by the Applicable Entity.
(b) Timing of Payment or Provision of Severance Benefits. Provided that the Participant’s Release becomes effective and irrevocable by the Release Deadline Date and subject to the other Sections of the Plan, the applicable Severance Benefits described in this Section will be paid or provided on the Payment Date, except as otherwise specified in the Participant’s Participation Agreement.
6. LIMITATIONS ON BENEFITS.

(a) Prior Agreements; Certain Reductions. The Administrator will reduce a Participant’s Severance Benefits under this Plan by any other statutory severance obligations or contractual severance benefits, obligations for pay in lieu of notice, and any other similar benefits payable to the Participant by the Employer (or any successor thereto) that are due in connection with the Participant’s Qualifying Termination and that are in the same form as the Severance Benefits provided under this Plan. Without limitation, this reduction includes a reduction for any benefits required pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act or any state or local counterpart, (ii) any statutory provision requiring or Company policy or practice providing for the Participant to remain on the payroll for a limited period of time after being given notice of the termination of the Participant’s employment, and (iii) any required salary continuation, notice pay, statutory severance payment, or other payments either required by local law, or owed pursuant to a collective labor agreement, as a result of the termination of the Participant’s employment. Any Severance Benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory, contractual and collective agreement obligations of the Employer in respect of the form of Severance Benefits provided under this Plan that may arise out of a Qualifying Termination, and the Administrator will so construe and implement the terms of the Plan. Reductions may be applied on a retroactive basis, with benefits previously provided being recharacterized as benefits pursuant to the Employer’s statutory or other contractual obligations. Any payments pursuant to the Plan are in addition to, and not in lieu of, any earned but unpaid salary, bonuses, other wages or non-severance employee welfare benefits to which a Participant may be entitled for the period ending with the Participant’s Qualifying Termination.
(b) Mitigation. A Participant will not be required to mitigate damages or the amount of any payment provided under the Plan by seeking other employment or otherwise, nor will the amount of any payment provided for under the Plan be reduced by any compensation earned by a Participant as a result of employment by another employer or any retirement benefits received by such Participant after the date of the Participant’s termination of employment with the Employer.
(c) Indebtedness. Notwithstanding any contrary Plan provision, if a Participant is indebted to the Company or a Parent or Subsidiary of the Company on the effective date of the Participant’s Qualifying Termination, the Company reserves the right to offset the payment of any Severance Benefits under the Plan by the amount of such indebtedness. Such offset shall be made only to the extent permitted under applicable laws (as determined by the Administrator in its discretion). The Participant’s execution of the Participant’s Participation Agreement constitutes knowing written consent to the foregoing.
(d) Parachute Payments. Except as otherwise expressly provided in an agreement between a Participant and the Company, if any payment or benefit the Participant would receive in connection with a Change in Control from the Employer or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (A) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax, or (B) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state, provincial, foreign and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greatest economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction will occur in the following order: (1) reduction of cash payments; (2) cancellation of accelerated vesting of Equity Awards other than stock options; (3) cancellation of accelerated vesting of stock options; and (4) reduction of other benefits paid to the Participant. Within any such category of Payments (that is, (1), (2), (3) or (4)), a reduction will occur first with respect to amounts that are not “deferred compensation” within the meaning of Section 409A of the Code and then with respect to amounts that are. In the event that acceleration of vesting of Equity Award compensation is to be reduced, such acceleration of vesting will be cancelled in the reverse order of the date of grant of the Participant’s applicable type of Equity Award (i.e., earliest granted Equity Awards are cancelled last). If Section 409A of the Code is not applicable by law to a Participant, the Company shall determine whether any similar law in the Participant’s jurisdiction applies and should be taken into account.

7. TAX MATTERS.
(a) Application of Code Section 409A. It is intended that all of the Severance Benefits provided under the Plan satisfy, to the greatest extent possible, the exemptions from the application of Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect (collectively, “Section 409A”) provided under Treasury Regulations Sections 1.409A-1(b)(4), 1.409A-1(b)(5) and 1.409A-1(b)(9), and the Plan will be construed to the greatest extent possible as consistent with those provisions. To the extent not so exempt, the Plan (and any definitions under the Plan) will be construed in a manner that complies with Section 409A, and incorporates by reference all required definitions and payment terms. For purposes of Section 409A (including, without limitation, for purposes of Treasury Regulations Section 1.409A-2(b)(2)(iii)), a Participant’s right to receive any installment payments under the Plan will be treated as a right to receive a series of separate payments and, accordingly, each installment payment under the Plan will at all times be considered a separate and distinct payment. If the Administrator determines that any of the payments upon a Separation from Service provided under the Plan constitute “deferred compensation” under Section 409A and if the Participant is a “specified employee” of the Company, as such term is defined in Section 409A(a)(2)(B)(i), at the time of the Participant’s Separation from Service, then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences under Section 409A, the timing of the payments upon a Separation from Service will be delayed as follows: on the earlier to occur of (i) the date that is six (6) months and one (1) day after the effective date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (such earlier date, the “Delayed Initial Payment Date”), the Company will (A) pay to the Participant a lump sum amount equal to the sum of the payments upon Separation from Service that the Participant would otherwise have received through the Delayed Initial Payment Date if the commencement of the payments had not been delayed pursuant to this Section 7(a), and (b) commence paying the balance of the payments in accordance with the applicable payment schedules set forth above. No interest will be due on any amounts so deferred. If Section 409A is not applicable by law to a Participant, the Company shall determine whether any similar law in the Participant’s jurisdiction applies and should be taken into account.
(b) Withholdings. Notwithstanding any contrary provision in the Plan or Participation Agreement, the Employer will withhold from any Severance Benefits all applicable federal, state, local and other taxes required to be withheld and any other payroll deductions.
(c) Tax Advice. By becoming a Participant in the Plan, the Participant agrees to review with the Participant’s own tax advisors the federal, state, provincial, local and foreign tax consequences of participation in this Plan. A Participant shall rely solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Employer) shall be responsible for the Participant’s own tax liability that may arise as a result of becoming a Participant in the Plan.
(d) No Guarantee of Tax Consequences. Neither the Board, the Administrator, the Company nor any other Employer makes any guarantees regarding the tax treatment to any person of any benefits or payments provided under the Plan.
8. REEMPLOYMENT. In the event of a Participant’s reemployment by the Company or other Employer during the period of time in respect of which Severance Benefits have been provided (that is, Severance Benefits as a result of a Qualifying Termination), the Company, in its sole and absolute discretion, may require such Participant to repay to the Company all or a portion of such Severance Benefits as a condition of reemployment.
9. RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.
(a) Exclusive Discretion. The Administrator will have the exclusive discretion and full authority to administer the Plan and to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, without limitation, the eligibility to participate in the Plan, the amount of Severance Benefits payable under the Plan and any adjustments that need to be made in accordance with the laws applicable to a Participant. The Administrator may, in its sole and exclusive discretion and on such terms and conditions as it may provide, delegate in writing to any other person or entity all or any portion of its authority or responsibilities with respect to the Plan. All decisions, interpretations and/or other actions of the Administrator and its authorized delegates will be final, conclusive and binding on all persons and entities, and will be given the maximum possible deference permitted by law.

(b) Eligibility to Participate. To the extent that the Administrator has delegated administrative authority or responsibility to one or more Participants in accordance with Section 9(a), each such Participant will not be excluded from participating in the Plan if otherwise eligible, but the Participant is not entitled to act upon or make determinations regarding any matters pertaining specifically to the Participant’s own benefit or eligibility under the Plan.
(c) Amendment or Termination. The Company, by action of the Board or any committee thereof duly authorized by the Board, has the right to amend or terminate the Plan at any time, without advance notice to any Eligible Employee or Participant and without regard to the effect of the amendment or termination on any Eligible Employee, Participant or any other individual. Any amendment or termination of the Plan must be in writing. In addition, and notwithstanding the preceding, once an Eligible Employee has become a Participant, the Company may not, without that Participant’s written consent, amend or terminate the Plan in any way, nor take any other action, that (i) prevents that Participant from becoming eligible for Severance Benefits under the Plan, or (ii) reduces or alters to the detriment of the Participant the Severance Benefits payable or potentially payable to the Participant under the Plan (including, without limitation imposing additional conditions).
10. NO IMPLIED EMPLOYMENT CONTRACT. The Plan will not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or other Employer, or (ii) to interfere with the right of the Company or other Employer to discharge any employee or other person at any time, with or without Cause, for any reason or no reason, with or without notice, which right is hereby reserved.
11. LEGAL CONSTRUCTION. The Plan is intended to be an unfunded deferred compensation plan within the meaning of U.S. Department of Labor Regulation Section 2520.104-23 and will be construed, administered and enforced as such in accordance with ERISA and other applicable federal laws, and, to the extent not preempted by such federal laws, the internal substantive laws of the State of California (but not its conflict of laws provisions). The United States District Court for the Northern District of California will have exclusive jurisdiction and venue over all controversies in connection with the Plan, if applicable.
12. CLAIM AND APPEAL PROCEDURES.
(a) General. Any Participant who believes the Participant is entitled to but has not received a benefit or payment under the Plan or disagrees with the determination of the amount of any Plan benefit or payment or any other decision regarding the Participant’s interest under the Plan (or the Participant’s authorized legal representative) (the “Claimant”) must submit such claim (the “Claim”) in writing to the Administrator at the following address within ninety (90) calendar days after the date the Claimant first knew or should have known of the facts on which the Claim is based, unless the Administrator consents otherwise in writing or ERISA provides otherwise: Administrator of the Sonder Holdings Inc. 2023 Key Executive Change in Control and Severance Plan, 447 Sutter Street, Suite 405 #542, San Francisco, CA 94108.
(b) Non-Disability Benefit Claims.
(i) Non-Disability Benefit Claims Procedure. If a Claimant submits a Non-Disability Benefit Claim (as defined below) to the Administrator in accordance with the requirements set forth in Section 12(a) and the Non-Disability Claim is denied (in full or in part), the Claimant will be provided a written notice of such denial within ninety (90) days after the Administrator’s receipt of the Non-Disability Claim, unless special circumstances require an extension of time up to ninety (90) more days, in which case written notice of the extension will be given to the Claimant within the initial ninety (90)-day review period. This notice of extension will indicate the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision on the Non-Disability Benefit Claim. The denial notice will include: (A) the specific reason(s) for the denial; (B) references to the provisions of the Plan and/or Participation Agreement on which the denial was based; (C) a description of any additional material or information that is necessary to perfect the Non-Disability Benefit Claim and an explanation of why such material or information is necessary; (D) a statement that the Claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to the Non-Disability Benefit Claim; (E) a description of the Plan’s procedures for appealing the denial and the time limits applicable to such procedures; (F) a statement regarding the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on appeal pursuant to the Plan’s procedures; and (G)

any other information required by ERISA. A “Non-Disability Benefit Claim” means a Claim that does not involve any determination of Disability by the Administrator.
(ii) Appeal Procedure. If a Claimant’s Non-Disability Benefit Claim has been denied by the Administrator under Section 12(b)(i), the Claimant may appeal such denial by filing a written request for review of the denial with the Administrator at the address specified in Section 12(a). Such request must be made no later than sixty (60) days following the date the Claimant received the written notice of denial or such later deadline as may be prescribed by ERISA. The Claimant then has the right to review and obtain copies of all documents and other information relevant to the Non-Disability Benefit Claim, upon written request and at no charge, and to submit comments, documents and other information relating to such Claim in writing. If the Claimant files a timely appeal, as described above, the Administrator will provide written notice of its decision on review (whether or not adverse) within sixty (60) days after it received the timely request for review, unless special circumstances require a longer period of time, in which case a decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the timely review request. The Claimant will be given written notice of any such extension before the end of the original sixty (60)-day review period, as well as the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision. If the Administrator denies the appealed Non-Disability Benefit Claim, the notice of denial will include: (A) the specific reason(s) for the denial; (B) references to the provision(s) of the Plan and/or Participation Agreement on which the denial was based; (C) a statement that the Claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to such Claim; (D) a statement regarding the Claimant’s right to bring a civil action under Section 502(a) of ERISA following the denial on review pursuant to the Plan’s procedures; and (E) any other information required by ERISA.
(c) Disability Benefit Claims.
(i) Disability Benefit Claims Procedure. If a Claimant submits a Disability Benefit Claim (as defined below) to the Administrator in accordance with the requirements set forth in Section 12(a) and the Disability Benefit Claim is denied (in full or in part), the Claimant will be provided a written notice of such denial within forty-five (45) days after the Administrator’s receipt of the Disability Benefit Claim. However, this forty-five (45)-day review period may be extended for up to thirty (30) more days for matters beyond the control of the Administrator, in which case the Claimant will be notified in writing of the extension before the end of the initial forty-five (45)-day review period. This notice of extension will indicate the circumstances requiring the extension of time and the date by which the Administrator expects to render its decision on the Disability Benefit Claim. If, before the end of the first thirty (30)-day extension period, the Administrator determines that, due to matters beyond its control, a decision cannot be rendered within that extension period, then the period for making the determination may be extended for up to thirty (30) more days, in which case the Claimant will be notified in writing of the additional extension of time before the end of the initial thirty (30)-day extension period. This notice of extension will indicate the circumstances requiring the additional extension of time and the date by which the Administrator expects to render its decision on the Disability Benefit Claim. Any notice of extension also will explain the standards on which the entitlement to the applicable benefit is based, the unresolved issues that prevent a decision on the Disability Benefit Claim, the additional information needed to resolve those issues, and notice that the Claimant will be afforded at least forty-five (45) days within which to provide the specified information. The denial notice will include: (A) the specific reason(s) for the denial; (B) references to the provision(s) of the Plan and/or Participation Agreement on which the denial was based; (C) a description of any additional material or information that is necessary to perfect the Disability Benefit Claim and an explanation of why such material or information is necessary; (D) a statement that the Claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents and other information relevant to the Disability Benefit Claim; (E) a copy of any internal rule, guideline, protocol or other similar criteria relied on in denying the Disability Benefit Claim or a statement that such rule, guideline, protocol or other similar criteria does not exist; (F) a description of the Plan’s procedures for appealing the denial and the time limits applicable to such procedures; (G) a statement regarding the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on appeal pursuant to the Plan’s procedures, including a description of the contractual limitations period that applies to bringing such action as well as the calendar date on which the contractual limitations period expires; (H) a discussion of the Administrator’s decision, including an explanation of the Administrator’s basis for disagreeing with, or not following, as applicable: (1) the views of the Claimant’s treating health care professionals and/or vocational experts who evaluated the Claimant, if provided by the Claimant, (2) the views of medical and/or vocational experts whose advice was obtained on behalf of the Plan in connection with the denial, without regard to whether the Administrator relied upon such advice in making the Claim determination, and (3) the federal Social Security Administration’s determination of disability, if provided by the Claimant; and (I) any other information required by ERISA. A “Disability Benefit Claim” means a Claim that involves a determination of Disability by the Administrator.
(ii) Appeal Procedure. If a Claimant’s Disability Benefit Claim has been denied by the Administrator under Section 12(c)(i), the Claimant may appeal such denial by filing a written request for review of the denial with the Administrator at the address specified in Section 12(a). Such request must be made no later than one hundred eighty (180) days following the date the Claimant received the written notice of denial or such later deadline as may be prescribed by ERISA. The Claimant then has the right to review and obtain copies of all documents and other information relevant to the Disability Benefit Claim, upon request and at no charge, and to submit comments, documents and other information relating to such Claim in writing. If the Claimant files a timely appeal, as described above, the Administrator will provide written notice of its decision on review (whether or not adverse) within forty-five (45) days after it received the timely request for review, unless special circumstances require a longer period of time, in which case a decision will be rendered as soon as possible, but not later than ninety (90) days after it received the timely review request. The Claimant will be given written notice of any such extension before the end of the original forty-five (45)-day review period, as well as the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision. Before any denial on review may be issued, however, the Administrator will provide the Claimant, free of charge, with any new or additional evidence considered, relied upon or generated in connection with the Disability Benefit Claim. Moreover, before any denial on review based on a new or additional rationale may be issued, the Administrator will provide the Claimant, free of charge, with such rationale. Any evidence or rationale will be provided as soon as possible and sufficiently in advance of the date when the Administrator must issue its decision on review to give the Claimant a reasonable opportunity to respond before that date. The review of the appealed Disability Benefit Claim will be conducted by the Administrator (who will not be the individual who decided the initial Disability Benefit Claim nor the subordinate of such individual). In deciding an appeal of any denied Disability Benefit Claim that is based in full or in part on a medical judgment, the Administrator will consult with a health care professional (who will neither be an individual who was consulted in connection with the initial Disability Benefit Claim nor the subordinate of such individual) who has appropriate training and experience in the field of medicine involved in the medical judgment. Any medical or vocational experts whose advice was obtained on behalf of the Administrator in connection with the Disability Benefit Claim will be identified, regardless of whether the advice was relied upon in denying such Claim.
If the Administrator denies the appealed Disability Benefit Claim, the denial notice will include: (A) the specific reason(s) for the denial; (B) references to the provision(s) of the Plan and/or Participation Agreement on which the denial was based; (C) a statement that the Claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents and other information relevant to the Disability Benefit Claim; (D) a copy of any internal rule, guideline, protocol or other similar criteria relied on in denying the Disability Benefit Claim or a statement that such rule, guideline, protocol or other similar criteria does not exist; (E) a discussion of the Administrator’s decision, including an explanation of the Administrator’s basis for disagreeing with, or not following, as applicable: (1) the views of the Claimant’s treating health care professionals and/or vocational experts who evaluated the Claimant, if provided by the Claimant, (2) the views of medical and/or vocational experts whose advice was obtained on behalf of the Plan in connection with the denial, without regard to whether the Administrator relied upon such advice in making the Claim determination, and (3) the federal Social Security Administration’s determination of disability, if provided by the Claimant; (F) a statement regarding the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on appeal pursuant to the Plan’s procedures, including a description of the contractual limitations period that applies to bringing such action, as well as the calendar date on which the contractual limitations period expires; and (G) any other information required by ERISA. If the Administrator does not strictly adhere to the Plan’s claims and appeal procedures for Disability Benefit Claims, as set forth in this Plan (the “Disability Benefit Claims Procedures”), the Claimant may be deemed to have exhausted the Plan’s administrative remedies and may be able to seek judicial review of the Claimant’s Disability Benefit Claim. Such deemed exhaustion does not apply, however, if the Administrator’s failure to strictly adhere to the Disability Benefit Claims Procedures was a de minimis violation not likely to cause prejudice or harm to the Claimant and if the other applicable requirements under ERISA are met. The Claimant may request a written explanation of any such violation from the Administrator. Within ten (10) days of the Claimant’s request, the Administrator will provide such explanation, including a specific description of the bases, if any, for asserting that the violation should not cause the Disability Benefit Claims Procedures to be deemed exhausted. A

Disability Benefit Claim rejected by a court for immediate review based on deemed exhaustion will be considered refiled under the Plan upon the Administrator’s receipt of the court’s decision. Within a reasonable time after receipt of the court’s decision, the Administrator will provide the Claimant with notice of the Disability Benefit Claim’s resubmission.
13. EXHAUSTION OF PLAN’S CLAIM AND APPEAL PROCEDURES REQUIRED; LIMITATIONS ON ANY LEGAL ACTIONS; VENUE. Exhaustion of the Plan’s applicable claim and appeal procedures set forth in Section 12 is mandatory for resolving any Claim under the Plan before initiating any legal action relating to the Claim. Any legal action with respect to a Claim, if permitted, must be brought (a) no later than six (6) months after the Administrator’s denial of such Claim on appeal, regardless of any state or federal statutes establishing provisions relating to limitations on actions, and (b) in the United States District Court for the Northern District of California. In any such action, all determinations made by the Administrator (and its authorized delegates) in connection with its review of the Claim or appeal thereof will be afforded the maximum possible deference permitted by law.
14. UNFUNDED STATUS OF PLAN. The Plan will be maintained at all times in a manner to be considered “unfunded” for purposes of ERISA. Any payments under the Plan will be paid from the general funds of the Employer; no separate fund will be established under the Plan, and the Plan will have no assets. No right of any person to receive any payment under the Plan will be any greater than the right of any other general unsecured creditor of the Employer.
15. INDEMNIFICATION. The Company and any other Employers hereby agree to indemnify and hold harmless the officers and employees of the Company and other Employers, and the members of the Board, from all losses, claims, costs or other liabilities arising from their acts or omissions in connection with the administration, amendment or termination of the Plan, to the maximum extent permitted by applicable law. This indemnity will cover all such liabilities, including judgments, settlements and costs of defense. The Company and other Employers will provide this indemnity from their own funds to the extent that insurance does not cover such liabilities. This indemnity is in addition to and not in lieu of any other indemnity provided to such persons by the Company and other Employers.
16. GENERAL PROVISIONS.
(a) Transfer and Assignment. The rights and obligations of a Participant under the Plan may not be transferred or assigned without the prior written consent of the Company. The Plan will be binding upon any surviving entity resulting from a Change in Control and upon any other person or entity who is a successor by merger, acquisition, consolidation or otherwise to the business formerly carried on by the Company without regard to whether or not such person or entity actively assumes the obligations hereunder.
(b) Waiver. Any party’s failure to enforce any provision or provisions of the Plan will not in any way be construed as a waiver of any such provision or provisions, nor prevent any party from thereafter enforcing each and every other provision of the Plan. The rights granted to the parties herein are cumulative and will not constitute a waiver of any party’s right to assert all other legal remedies available to it under the circumstances.
(c) Severability. Should any provision of the Plan be declared or determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.
(d) Section Headings. Section headings in the Plan are included only for convenience of reference and will not be considered part of the Plan for any other purpose.
17. EXECUTION. To record the adoption of the Plan as set forth herein, the Company has caused its duly authorized officer to execute the same as of the Effective Date.

SONDER HOLDINGS INC.:
By: /s/ Dominique Bourgault

Name: Dominique Bourgault
Title: Chief Financial Officer

EXHIBIT A
[For Tier 1 Executive]
FORM OF
SONDER HOLDINGS INC.
2023 KEY EXECUTIVE CHANGE IN CONTROL AND SEVERANCE PLAN
PARTICIPATION AGREEMENT
To:
Date:
Sonder Holdings Inc. (the “Company”) is pleased to inform you that you have been selected to participate in the Company’s 2023 Key Executive Change in Control and Severance Plan (the “Plan”). A copy of the Plan document is attached to this Participation Agreement.
If you elect to participate, your participation in the Plan is subject to all of the terms and conditions of the Plan, including this Participation Agreement. The capitalized terms and phrases used but not defined in this Participation Agreement have the meanings ascribed to them in the Plan document.
In order to actually become a Participant in the Plan, you must sign and date this Participation Agreement, and return it to the Company’s Office of the General Counsel, on behalf of the Administrator, no later than [DATE] (the “Deadline”).
If you are a Participant, then subject to the terms and conditions of the Plan and this Participation Agreement, you will receive the following Severance Benefits, as applicable:
I. Qualifying Termination Outside Change in Control Period
If, outside of a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefits.
a. Base Salary. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for fewer than twelve (12) months: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for one (1) year to four (4) years: Sixteen (16) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for more than four (4) years: Twenty (20) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.

b. Target Bonus. You will receive a lump sum cash payment equal to two hundred percent (200%) of your Target Cash Bonus, if any. For purposes of this Participation Agreement, “Target Cash Bonus” means, only if the Employer maintains a bonus plan or program in which you participate (a “Bonus Plan”), (i) the target annual cash bonus you otherwise would be eligible to receive from the Employer under such Bonus Plan for the fiscal year in which the Qualifying Termination occurs, if any, or (ii) if no target annual cash bonus has been set for such year, then the target annual cash bonus amount, if any, you were entitled to receive under such Bonus Plan for the immediately prior fiscal year. Any such payment will be made on the Payment Date. Notwithstanding the foregoing, and for the avoidance of doubt, if the Employer does not maintain a Bonus Plan, then no payment will be made pursuant to this Paragraph I.1.b.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to twenty-four (24) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.
3. Equity Awards. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to (a) accelerate and vest any or all of your Equity Awards, if any, which are outstanding and unvested as of immediately before your Qualifying Termination, and/or (b) extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph I.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
II. Qualifying Termination During Change in Control Period
If, during a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefits.
a. Base Salary. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for fewer than twelve (12) months: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for one (1) year to four (4) years: Sixteen (16) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as the Chief Executive Officer of the Company for more than four (4) years: Twenty (20) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.
b. Target Bonus. You will receive a lump sum cash payment equal to two hundred percent (200%) of your Target Cash Bonus, if any. Any such payment will be made on the Payment Date. Notwithstanding the foregoing, and for the avoidance of doubt, if the Employer does not maintain a Bonus Plan, then no payment will be made pursuant to this Paragraph II.1.b.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to twenty-four (24) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.
3. Equity Awards.
a. Equity Award Vesting Acceleration. Any Equity Awards held by you that are outstanding and unvested as of immediately before your Qualifying Termination will accelerate and vest on the Payment Date (it being understood that the forfeiture of any such Equity Awards due to the Qualifying Termination will be tolled to the extent necessary to implement this Paragraph II.3.a. For this purpose, any performance-based restrictions or requirements applicable to any such Equity Awards will be deemed to have been satisfied at the applicable target levels.
b. Discretion to Extend Post-Termination Exercisability. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph II.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Administrator the Release, as set forth therein, which must become effective and irrevocable within the requisite period set forth in the Release and is subject to the Release timing requirements specified in the Plan. Also, as set forth in the Plan, any Severance Benefits for which you otherwise become eligible under the Plan will be reduced if necessary to avoid such benefits becoming subject to “golden parachute” excise taxes under the Code.
Further, as set forth in the Plan, the Administrator will reduce your Severance Benefits under the Plan by any other statutory severance obligations or contractual severance benefits (including pursuant to any offer letter or employment agreement in effect between you and the Employer), obligations for pay in lieu of notice, and any other similar benefits payable to you by the Employer (or any successor thereto) that are due in connection with your Qualifying Termination and that are in the same form as the Severance Benefits provided under this Plan.
Please note that the Employer will withhold from any Severance Benefits all applicable U.S. federal, state and local, and non-U.S. taxes required to be withheld and any other required payroll deductions. All applicable Severance Benefits are subject to the terms and conditions of the Plan.
Your signature below confirms that: (1) you have received a copy of the Plan; (2) you have carefully read this Participation Agreement and the Plan; (3) you agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan; (4) you agree that the decisions and determinations of the Administrator under the Plan (and its authorized delegates) will be final and binding on you and your successors, and will be given the maximum possible deference permitted by law; and (5) you agree that any Severance Benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory, contractual and collective agreement obligations of the Employer in respect of the form of Severance Benefits provided under this Plan that may arise out of a Qualifying Termination, and the Administrator will so construe and implement the terms of the Plan.
For the avoidance of doubt, this Participation Agreement only applies to the Plan, as in effect September 12, 2023, and no other severance plan or arrangement, including (but not limited to) the Key Executive Change in Control and Severance Plan effective October 7, 2021.

Your signature below also confirms your agreement that, effective immediately upon your signing below, you are permanently waiving and forfeiting any and all severance benefits under your employment agreement or offer letter with the Employer, dated [DATE], as it may be amended from time to time. This includes all cash and non-cash benefits (for example, but not by way of limitation, vesting acceleration of equity awards).

SONDER HOLDINGS INC.	PARTICIPANT

Signature	Signature

Name	Printed Name

Title	Date
Attachment: Sonder Holdings Inc. 2023 Key Executive Change in Control and Severance Plan
[Signature Page to the Participation Agreement]

EXHIBIT B
[For Tier 2 Executive]
FORM OF
SONDER HOLDINGS INC.
2023 KEY EXECUTIVE CHANGE IN CONTROL AND SEVERANCE PLAN
PARTICIPATION AGREEMENT
To:
Date:
Sonder Holdings Inc. (the “Company”) is pleased to inform you that you have been selected to participate in the Company’s 2023 Key Executive Change in Control and Severance Plan (the “Plan”). A copy of the Plan document is attached to this Participation Agreement.
If you elect to participate, your participation in the Plan is subject to all of the terms and conditions of the Plan, including this Participation Agreement. The capitalized terms and phrases used but not defined in this Participation Agreement have the meanings ascribed to them in the Plan document.
In order to actually become a Participant in the Plan, you must sign and date this Participation Agreement, and return it to the Company’s Office of the General Counsel, on behalf of the Administrator, no later than [DATE] (the “Deadline”).
If you are a Participant, then subject to the terms and conditions of the Plan and this Participation Agreement, you will receive the following Severance Benefits, as applicable:
I. Qualifying Termination Outside Change in Control Period
If, outside of a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefits.
a. Base Salary. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for fewer than twelve (12) months: Six (6) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for one (1) year to four (4) years: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for more than four (4) years: Twelve (12) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.

b. Target Bonus. You will receive a lump sum cash payment equal to one hundred percent (100%) of your Target Cash Bonus, if any. For purposes of this Participation Agreement, “Target Cash Bonus” means, only if the Employer maintains a bonus plan or program in which you participate (a “Bonus Plan”), (i) the target annual cash bonus you otherwise would be eligible to receive from the Employer under such Bonus Plan for the fiscal year in which the Qualifying Termination occurs, if any, or (ii) if no target annual cash bonus has been set for such year, then the target annual cash bonus amount, if any, you were entitled to receive under such Bonus Plan for the immediately prior fiscal year. Any such payment will be made on the Payment Date. Notwithstanding the foregoing, and for the avoidance of doubt, if the Employer does not maintain a Bonus Plan, then no payment will be made pursuant to this Paragraph I.1.b.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to twelve (12) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.
3. Equity Awards. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to (a) accelerate and vest any or all of your Equity Awards, if any, which are outstanding and unvested as of immediately before your Qualifying Termination, and/or (b) extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph I.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
II. Qualifying Termination During Change in Control Period
If, during a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefits.
a.     Base Salary. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for fewer than twelve (12) months: Six (6) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for one (1) year to four (4) years: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as a “Chief”-level Officer, General Counsel, or Senior Vice President of an Employer for more than four (4) years: Twelve (12) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.
b. Target Bonus. You will receive a lump sum cash payment equal to one hundred percent (100%) of your Target Cash Bonus, if any. Any such payment will be made on the Payment Date. Notwithstanding the foregoing, and for the avoidance of doubt, if the Employer does not maintain a Bonus Plan, then no payment will be made pursuant to this Paragraph II.1.b.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to twelve (12) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.
3. Equity Awards.
a. Equity Award Vesting Acceleration. Any Equity Awards held by you that are outstanding and unvested as of immediately before your Qualifying Termination will accelerate and vest on the Payment Date (it being understood that the forfeiture of any such Equity Awards due to the Qualifying Termination will be tolled to the extent necessary to implement this Paragraph II.3.a. For this purpose, any performance-based restrictions or requirements applicable to any such Equity Awards will be deemed to have been satisfied at the applicable target levels.
b. Discretion to Extend Post-Termination Exercisability. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph II.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Administrator the Release, as set forth therein, which must become effective and irrevocable within the requisite period set forth in the Release and is subject to the Release timing requirements specified in the Plan. Also, as set forth in the Plan, any Severance Benefits for which you otherwise become eligible under the Plan will be reduced if necessary to avoid such benefits becoming subject to “golden parachute” excise taxes under the Code.
Further, as set forth in the Plan, the Administrator will reduce your Severance Benefits under the Plan by any other statutory severance obligations or contractual severance benefits (including pursuant to any offer letter or employment agreement in effect between you and the Employer), obligations for pay in lieu of notice, and any other similar benefits payable to you by the Employer (or any successor thereto) that are due in connection with your Qualifying Termination and that are in the same form as the Severance Benefits provided under this Plan.
Please note that the Employer will withhold from any Severance Benefits all applicable U.S. federal, state and local, and non-U.S. taxes required to be withheld and any other required payroll deductions. All applicable Severance Benefits are subject to the terms and conditions of the Plan.
Your signature below confirms that: (1) you have received a copy of the Plan; (2) you have carefully read this Participation Agreement and the Plan; (3) you agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan; (4) you agree that the decisions and determinations of the Administrator under the Plan (and its authorized delegates) will be final and binding on you and your successors, and will be given the maximum possible deference permitted by law; and (5) you agree that any Severance Benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory, contractual and collective agreement obligations of the Employer in respect of the form of Severance Benefits provided under this Plan that may arise out of a Qualifying Termination, and the Administrator will so construe and implement the terms of the Plan.
For the avoidance of doubt, this Participation Agreement only applies to the Plan, as in effect September 12, 2023, and no other severance plan or arrangement, including (but not limited to) the Key Executive Change in Control and Severance Plan effective October 7, 2021.

Your signature below also confirms your agreement that, effective immediately upon your signing below, you are permanently waiving and forfeiting any and all severance benefits under your employment agreement or offer letter with the Employer, dated [DATE], as it may be amended from time to time. This includes all cash and non-cash benefits (for example, but not by way of limitation, vesting acceleration of equity awards).

SONDER HOLDINGS INC.	PARTICIPANT

Signature	Signature

Name	Printed Name

Title	Date
Attachment: Sonder Holdings Inc. 2023 Key Executive Change in Control and Severance Plan
[Signature Page to the Participation Agreement]

EXHIBIT C
[For Tier 3 Executive]
FORM OF
SONDER HOLDINGS INC.
2023 KEY EXECUTIVE CHANGE IN CONTROL AND SEVERANCE PLAN
PARTICIPATION AGREEMENT
To:
Date:
Sonder Holdings Inc. (the “Company”) is pleased to inform you that you have been selected to participate in the Company’s 2023 Key Executive Change in Control and Severance Plan (the “Plan”). A copy of the Plan document is attached to this Participation Agreement.
If you elect to participate, your participation in the Plan is subject to all of the terms and conditions of the Plan, including this Participation Agreement. The capitalized terms and phrases used but not defined in this Participation Agreement have the meanings ascribed to them in the Plan document.
In order to actually become a Participant in the Plan, you must sign and date this Participation Agreement, and return it to the Company’s Office of the General Counsel, on behalf of the Administrator, no later than [DATE] (the “Deadline”).
If you are a Participant, then subject to the terms and conditions of the Plan and this Participation Agreement, you will receive the following Severance Benefits, as applicable:
I. Qualifying Termination Outside Change in Control Period
If, outside of a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefit. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as a Vice President of an Employer for fewer than twelve (12) months: Three (3) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served as a Vice President of an Employer for one (1) year to four (4) years: Eight (8) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as a Vice President of an Employer for more than four (4) years: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to six (6) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.

3. Equity Awards. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to (a) accelerate and vest any or all of your Equity Awards, if any, which are outstanding and unvested as of immediately before your Qualifying Termination, and/or (b) extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph I.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
II. Qualifying Termination During Change in Control Period
If, during a Change in Control Period, you incur a Qualifying Termination, then subject to the terms and conditions of the Plan, you will receive the following Severance Benefits, as applicable:
1. Cash Severance Benefits.
a. Base Salary. You will receive a lump sum cash payment equal to:
●If, on the date you incur a Qualifying Termination, you served as a Vice President of an Employer for fewer than twelve (12) months: Three (3) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date;
●If, on the date you incur a Qualifying Termination, you served serve as a Vice President of an Employer for one (1) year to four (4) years: Eight (8) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date; or
●If, on the date you incur a Qualifying Termination, you served as a Vice President of an Employer for more than four (4) years: Ten (10) months of your annual base salary (as in effect on the date of your Qualifying Termination or, if your Qualifying Termination is pursuant to clause (i) of Section 2(m) of the Plan, as in effect as of immediately before the annual base salary reduction triggering your grounds for the Qualifying Termination), which payment will be made on the Payment Date.

b. Target Bonus. You will receive a lump sum cash payment equal to fifty percent (50%) of your Target Cash Bonus, if any. For purposes of this Participation Agreement, “Target Cash Bonus” means, only if the Employer maintains a bonus plan or program in which you participate (a “Bonus Plan”), (i) the target annual cash bonus you otherwise would be eligible to receive from the Employer under such Bonus Plan for the fiscal year in which the Qualifying Termination occurs, if any, or (ii) if no target annual cash bonus has been set for such year, then the target annual cash bonus amount, if any, you were entitled to receive under such Bonus Plan for the immediately prior fiscal year. Any such payment will be made on the Payment Date. Notwithstanding the foregoing, and for the avoidance of doubt, if the Employer does not maintain a Bonus Plan, then no payment will be made pursuant to this Paragraph II.1.b.
2. In-Lieu of COBRA Benefit (US Only). If, on the day immediately before your Qualifying Termination occurs, you and any Family Members have Qualifying Health Coverage, you will receive a lump sum cash payment in a total amount equal to six (6) months of the Monthly COBRA Premium Amount. Any such payment will be made on the Payment Date.
3. Equity Awards.
a. Equity Award Vesting Acceleration. Any Equity Awards held by you that are outstanding and unvested as of immediately before your Qualifying Termination will accelerate and vest on the Payment Date (it being understood that the forfeiture of any such Equity Awards due to the Qualifying Termination will be tolled to the extent necessary to implement this Paragraph II.3.a. For this purpose, any performance-based restrictions or requirements applicable to any such Equity Awards will be deemed to have been satisfied at the applicable target levels.
b. Discretion to Extend Post-Termination Exercisability. The Applicable Entity, as such term is defined in the Plan, has the power and authority, in its sole discretion, to extend the post-termination exercise period of any or all of your Company stock options, if any, which are (i) outstanding and vested as of immediately before your

Qualifying Termination, and/or (ii) accelerated pursuant to clause (a) of this Paragraph II.3., subject, in each such case, to the terms and conditions approved by the Applicable Entity.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Administrator the Release, as set forth therein, which must become effective and irrevocable within the requisite period set forth in the Release and is subject to the Release timing requirements specified in the Plan. Also, as set forth in the Plan, any Severance Benefits for which you otherwise become eligible under the Plan will be reduced if necessary to avoid such benefits becoming subject to “golden parachute” excise taxes under the Code.
Further, as set forth in the Plan, the Administrator will reduce your Severance Benefits under the Plan by any other statutory severance obligations or contractual severance benefits (including pursuant to any offer letter or employment agreement in effect between you and the Employer), obligations for pay in lieu of notice, and any other similar benefits payable to you by the Employer (or any successor thereto) that are due in connection with your Qualifying Termination and that are in the same form as the Severance Benefits provided under this Plan.
Please note that the Employer will withhold from any Severance Benefits all applicable U.S. federal, state and local, and non-U.S. taxes required to be withheld and any other required payroll deductions. All applicable Severance Benefits are subject to the terms and conditions of the Plan.
Your signature below confirms that: (1) you have received a copy of the Plan; (2) you have carefully read this Participation Agreement and the Plan; (3) you agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan; (4) you agree that the decisions and determinations of the Administrator under the Plan (and its authorized delegates) will be final and binding on you and your successors, and will be given the maximum possible deference permitted by law; and (5) you agree that any Severance Benefits provided under the Plan are intended to satisfy, to the greatest extent possible, and not to provide benefits duplicative of, any and all statutory, contractual and collective agreement obligations of the Employer in respect of the form of Severance Benefits provided under this Plan that may arise out of a Qualifying Termination, and the Administrator will so construe and implement the terms of the Plan.
For the avoidance of doubt, this Participation Agreement only applies to the Plan, as in effect September 12, 2023, and no other severance plan or arrangement, including (but not limited to) the Key Executive Change in Control and Severance Plan effective October 7, 2021.

Your signature below also confirms your agreement that, effective immediately upon your signing below, you are permanently waiving and forfeiting any and all severance benefits under your employment agreement or offer letter with the Employer, dated [DATE], as it may be amended from time to time. This includes all cash and non-cash benefits (for example, but not by way of limitation, vesting acceleration of equity awards).
Attachment: Sonder Holdings Inc. 2023 Key Executive Change in Control and Severance Plan

SONDER HOLDINGS INC.	PARTICIPANT

Signature	Signature

Name	Printed Name

Title	Date
[Signature Page to the Participation Agreement]